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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ---------------------

                                FORM 8-K/A No. 1

                              ---------------------

                             Amending Item Number 7*

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 14, 2000

                      -----------------------------------

                          GLOBAL CAPITAL PARTNERS INC.

             (Exact Name Of Registrant As Specified In Its Charter)

                      -----------------------------------


            DELAWARE                       0-26202               52-1807562
(State Or Other Jurisdiction Of    (Commission File Number)    (IRS Employer
 Incorporation Or Organization)                              Identification No.)


                         6000 Fairview Road, Suite 1410
                        Charlotte, North Carolina 28210
              (Address of principal executive offices) (Zip Code)

                                 (704) 643-8220
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


* The Form 8-K dated June 14, 2000 is being amended to provide additional information regarding the disposition of assets and pro forma financial information.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (b)  PRO FORMA FINANCIAL INFORMATION.
          -------------------------------

          Subsequent to the initial filing of this Report on Form 8-K, the Company has prepared and issued current financial information in its Annual Report on Form 10-KSB for the Fiscal Year Ended March 31, 2000 and its Quarterly Report on Form 10-QSB for the Quarterly Period Ended June 30, 2000 both of which include the disposition of a business segment and the restatement of prior year balances to reflect the disposition. These Reports contain the information that would otherwise have been required by Item 7(b) with the initial filing of this Report on Form 8-K.


     (c)  EXHIBITS.
          --------

          The following exhibits are included as part of this Report:

          2.1 Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Beheer- En Beleggingsmaatschappij Hedera B.V., incorporated by reference to the Current Report on Form 8-K dated June 14, 2000 (File No. 0-26202).

          2.2 Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Beheer- En Beleggingsmaatschappij Jamela B.V., incorporated by reference to the Current Report on Form 8-K dated June 14, 2000 (File No. 0-26202).

          2.3 Share Purchase Agreement, dated as of June 14, 2000, by and between the Registrant and Braydonville Corporation, incorporated by reference to the Current Report on Form 8-K dated June 14, 2000 (File No. 0-26202).


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 GLOBAL CAPITAL PARTNERS INC.
                         (Registrant)



By:                   /s/ Kevin D. McNeil
        ----------------------------------------------
                        Kevin D. McNeil
        Executive Vice President, Treasurer, Secretary,
                  and Chief Financial Officer

Dated:  August 28, 2000
























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